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                                                                      EXHIBIT 23

                         CONSENT OF INDEPENDENT AUDITORS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-72600) of Aviall, Inc. of our report dated June 27, 2003 relating to the financial statements of the Aviall, Inc. Employee Savings Plan, which appears in this Form 11-K.




/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Dallas, Texas
June 27, 2003





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